Exhibit 10.11

PREPARED BY AND UPON RECORDING

PLEASE RETURN TO:

Paul P. Mattingly, Esq.

Seyfarth Shaw LLP

1545 Peachtree Street, N.E., Suite 700

ATLANTA, GEORGIA 30309-2401

CROSS-REFERENCE TO:

Agreement of Spreader, Consolidation and

Modification of Mortgage, recorded 9/22/05, at

CRFN 2005000xxxxxx; in the New York

County Office of the City Register.

250 WEST 57TH ST. ASSOCIATES L.L.C., as mortgagor

(Borrower)

to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as mortgagee

(Lender)

FIRST AMENDMENT TO AGREEMENT OF SPREADER, CONSOLIDATION

AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT

Dated:	As of May 25, 2006

Location:	250 West 57th Street
Block:	1028
Lot:	56
County:	New York County, New York

Loan Number: 6 1xx xxx

THIS FIRST AMENDMENT TO AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT AMENDS THE “MORTGAGE” REFERRED TO HEREIN. RECORDATION TAX IN THE AMOUNT OF ONE HUNDRED FIFTY-FOUR THOUSAND AND NO/100 DOLLARS ($154,000.00) WAS PAID IN CONNECTION WITH THE RECORDING OF THE ORIGINAL INSTRUMENT. ACCORDINGLY, NO RECORDATION TAX IS DUE IN CONNECTION WITH THE RECORDING OF THIS FIRST AMENDMENT TO AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT.

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FIRST AMENDMENT TO AGREEMENT OF SPREADER, CONSOLIDATION AND

MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT

FIRST AMENDMENT TO AGREEMENT OF SPREADER, CONSOLIDATION AND MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT (this “Amendment”) is made as of the 25th day of May, 2006, by 250 WEST 57TH ST. ASSOCIATES L.L.C. (“Borrower”), a New York limited liability company, having a principal place of business c/o Wien & Malkin LLP, 60 East 42nd Street, New York, New York 10165, as mortgagor; to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (“Lender”), a New Jersey corporation, having an office at 2200 Ross Avenue, Suite 4900E, Dallas, Texas 75201, as mortgagee; and joined in by FISK BUILDING ASSOCIATES L.L.C. (“Ground Lessee”), a New York limited liability company, having a principal place of business c/o Wien & Malkin LLP, 60 East 42nd Street, New York, New York 10165.

WITNESSETH:

A. WHEREAS, Borrower, Lender, and Ground Lessee entered into that certain Agreement of Spreader, Consolidation and Modification of Mortgage and Security Agreement dated as of September 1, 2005, and recorded with the Office of the Register of the City of New York on September 22, 2005 under CRFN 2005000xxxxxx (the “Spreader and Consolidation Agreement”). The Spreader and Consolidation Agreement consolidated certain mortgages referred to therein into a single lien of $30,500,000.00, which lien encumbers the premises described on Exhibit A annexed hereto and made part hereof.

B. WHEREAS, Borrower did make in favor of Lender that certain Amended, Restated and Consolidated Mortgage Note dated September 1, 2005, in the original principal amount of $30,500,000.00, as amended by that certain First Amendment to Amended, Restated and Consolidated Mortgage Note dated of even date herewith (as amended, the “Note “), which Note is secured in part by the Spreader and Consolidation Agreement; and

C. WHEREAS, Borrower, Lender, and Ground Lessee now desire to amend the Spreader and Consolidation Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree to amend the Spreader and Consolidation Agreement as follows:

1. The definition of “Ground Lease” contained on Page 1 of the Spreader and Consolidation Agreement is amended to include the Eighth Lease Modification Agreement dated May 25, 2006.

2. The following new Section 2.10 (Property as a Single Asset) is added after Section 2.09 of the Spreader and Consolidation Agreement:

“Section 2.10 Property as Single Asset. That (i) Borrower’s only asset is the Property, and (ii) the Property generates substantially all of the gross income of Borrower and there is no substantial business being conducted by Borrower other than the business of operating the Property and the activities incidental thereto.”

3. The following new Section 3.21 (Compliance with Property as Single Asset) is added after Section 3.20 of the Spreader and Consolidation Agreement:

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“Section 3.21 Compliance with Property as Single Asset. Borrower hereby covenants and agrees that (i) during the term of the Loan, Borrower shall not own any assets in addition to the Property, (ii) the Property shall remain as a single property or project, and (iii) during the term of the Loan, the Property shall generate substantially all of the gross income of Borrower and there shall be no substantial business being conducted by Borrower other than the business of operating the Property and the activities incidental thereto.”

4. Section 5.02 (Secondary Loan) of the Spreader and Consolidation Agreement is hereby amended by deleting said Section 5.02 in its entirety and inserting the following in lieu thereof:

“Section 5.02 Supplemental Loan. Notwithstanding Section 5.01, and provided no Event of Default shall then exist under the Loan, Lender agrees, upon fifteen (15) days written notice from Borrower to Lender that Borrower is about to consummate a supplemental loan secured by the Property (a “Supplemental Loan”), such Supplemental Loan shall be permitted if each of the following conditions have been satisfied:

(a) the lender providing a Supplemental Loan (the “Supplemental Lender”) is an insurance company, a bank, or other financial institution, unrelated to Borrower, with assets in excess of One Billion Dollars ($1,000,000,000.00) or other financial institution reasonably acceptable to Lender;

(b) the Debt Service Coverage Ratio (defined below) is at least 1.20 to 1.00 for the preceding twelve (12) month period and Lender receives satisfactory evidence that Debt Service Coverage Ratio of at least 1.20 to 1.00, taking into account the Supplemental Loan for which Borrower is seeking Lender’s consent, will be maintained for the next succeeding twelve (12) months;

(c) taking into account the Supplemental Loan, the Loan to Value Ratio (defined below) does not exceed fifty-five percent (55%), and the amount of such Supplemental Loan, when combined with the outstanding principal balance of the Loan, does not exceed Ninety Million Dollars ($90,000,000.00);

(d) Borrower shall pay to Lender at the time the Supplemental Loan is placed on the Property a fee equal to Ten Thousand Dollars ($10,000.00);

(e) the loan documents evidencing the Supplemental Loan shall, in Lender’s reasonable judgment, in no way affect the priority of Lender’s lien or adversely affect any rights of Lender under the Documents;

(f) Lender and Borrower shall use commercially reasonable efforts to attempt to negotiate a form of intercreditor agreement that is acceptable to both Borrower and Lender and shall be used as the intercreditor agreement for any Supplemental Loan, which intercreditor agreement shall provide, among other things, that any Supplemental Lender shall be permitted to cure defaults under the Loan within the cure periods provided in the Documents and upon acceleration of the Loan, any Supplemental Lender shall have the right, within thirty (30) days of the date of Lender’s acceleration of the Loan, to purchase the Loan and the First Priority Loan (as defined herein) by paying an amount equal to the outstanding principal balance of the Loan and the First Priority Loan, all accrued interest, the prepayment premium, and all other sums due under the Documents and the First Priority Documents and if there are then multiple Supplemental Lenders and more than one Supplemental Lender elects to purchase the Loan and the First Priority Loan, the most junior of the Supplemental Lenders making such election shall have the sole right to purchase the Loan and the First Priority Loan;

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(g) the Supplemental Lender shall not have the right to terminate any Lease in a foreclosure (or other proceeding or action brought as a result of default under the Supplemental Loan) without Lender’s prior written consent;

(h) the Supplemental Loan is permitted under the provisions of the ERISA certificate and indemnification agreement described in Lender’s then-current Guidelines; and

(i) the Supplemental Lender shall agree in writing that it will not sell, convey, transfer or assign the Supplemental Loan to any entity which does not meet the criteria set forth in clause (a) above, except pursuant to a securitization of the Supplemental Loan either as a stand-alone or as part of a pool; and

(j) Borrower pays all reasonable fees, costs and expenses incurred by Lender in connection with such secondary financing, including, without limitation, all legal, accounting, title insurance, documentary stamps taxes, intangible taxes, mortgage taxes, recording fees, and appraisal fees, whether or not the Supplemental Loan shall actually close.

The term “Loan to Value Ratio” shall mean the ratio, as reasonably determined by Lender, of (i) the aggregate principal balance of all encumbrances against the Property to (ii) the fair market value of the Property. The term “Debt Service Coverage Ratio” shall mean the ratio, as reasonably determined by Lender, calculated by dividing (i) net operating income (“NOI”) by (ii) total annual debt service (“TADS”). NOI is the gross annual income realized from operations of the Property for the applicable twelve (12) month period after subtracting all necessary and ordinary operating expenses (both fixed and variable) for that twelve (12) month period (assuming for expense purposes only that the Property is 95% leased and occupied if actual leasing is less than 95%), including, without limitation, utilities, administrative, cleaning, landscaping, security, repairs, and maintenance, ground rent payments, management fees, reserves for replacements, real estate and other taxes, assessments and insurance, but excluding deduction for federal, state and other income taxes, debt service expense, depreciation or amortization of capital expenditures, and other similar non-cash items. Gross income shall be based on the cash actually received for the preceding twelve months and projected income based on the leases in place for the next succeeding twelve months, and ordinary operating expenses shall not be prepaid. Documentation of NOI and expenses shall be certified by an officer of Borrower with detail satisfactory to Lender and shall be subject to the approval of Lender. TADS shall mean the aggregate debt service payments for any given calendar year on the Loan and on all other indebtedness secured, or to be secured, by any part of the Property.

Notwithstanding the foregoing, this Section 5.02 is personal to the original Borrower [i.e. 250 West 57th St. Associates L.L.C.] and any wholly owned affiliate to which the Property is transferred, and if, prior to the placement of the Supplemental Loan on the Property, Borrower transfers ownership of the Property to another person or entity, this Section 5.02 shall automatically terminate and be of no further force or effect.

5. The following new Article XII – Special Provisions and Section 12.01 (Cross-Default and Notice Provisions) are added after Section 11.04 of the Spreader and Consolidation Agreement:

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“ARTICLE XII – SPECIAL PROVISIONS

Section 12.01 Cross-Default and Notice Provisions.

(a) On May 25, 2006, Borrower made in favor of Lender that certain Mortgage Note Secured by Second Priority Mortgage in the amount of $12,410,000.00 (said note, being herein referred to as the “Second Priority Note”), secured in part by a Second Priority Mortgage and Security Agreement in favor of Lender, dated as of May 25, 2006, to be recorded in the records of the New York County Office of the City Register (said Second Priority Mortgage and Security Agreement being hereinafter referred to as the “Second Priority Mortgage”) (the Second Priority Mortgage, together with all documents evidencing, securing or relating to the loan evidenced thereby [the “Second Priority Loan”], being hereinafter referred to as the “Second Priority Documents,” as such Second Priority Documents may be amended, supplemented or modified from time to time).

(b) Any default under any of the Documents or the Second Priority Documents, shall constitute a default under the Documents and the Second Priority Documents. In the event of a default under the Documents or the Second Priority Documents, Borrower hereby acknowledges and agrees that: (A) Lender shall only be obligated to send one (1) notice of default to the parties listed in Section 9.02 of this Instrument for the particular loan that is in default, and (B) said notice shall be deemed notice to Borrower under the Documents and the Second Priority Documents.

(c) At any time that Lender has the right or option hereunder to apply any funds in its possession to the Obligations, Lender shall be entitled to apply such amounts to the Loan or the Second Priority Loan, regardless of whether under the terms of the Loan or the Second Priority Loan such amounts are then due and payable.

(d) This Instrument shall be in all respects subject and subordinate to the Second Priority Mortgage made by Borrower in favor of Lender.

(e) In the event of a conflict between the provisions of the Documents and the Second Priority Documents, the provisions of the Documents shall control.”

6. Section 10.05 (Assignment of Loan Documents) of the Spreader and Consolidation Agreement is hereby amended by adding the following at the end of such Section 10.05:

“In no event shall an assignment of the Note, this Instrument and the Documents be permitted unless the Second Priority Note is purchased by the same proposed assignee, and said purchase of the Second Priority Note and assignment of the Second Priority Documents closes simultaneously with the purchase of the Note and the assignment of the Documents contemplated in this Section 10.05.”

7. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Spreader and Consolidation Agreement.

8. Except as modified by this Amendment, the Spreader and Consolidation Agreement shall continue in full force and effect pursuant to its terms. If there is any discrepancy between any terms of this Amendment and any terms of the Spreader and Consolidation Agreement, the terms of this Amendment shall control.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered as of the day and year first above set forth.

BORROWER: 250 WEST 57TH ST. ASSOCIATES L.L.C., a New York limited liability company

By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT

(Within New York State)

State of New York	)
) ss.:
County of New York	)

On the 22nd day of May in the year 2006, before me, the undersigned, personally appeared Peter L. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his capacity, and that by his signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Judy H. Love
Signature and Office of individual taking acknowledgment

Judy H. Love Notary Public, State of New York No. 01LO48xxxxx Qualified in Queens County Commission Expires 11/17/06

[SIGNATURES CONTINUED ON NEXT PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AGREEMENT OF SPREADER, CONSOLIDATION AND

MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT]

LENDER: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:	/s/ Josh H. Harris
	Name:	Josh H. Harris
	Title:	Vice President

STATE OF GEORGIA                       )

                    )ss.:

COUNTY OF DEKALB                    )

On the 19 day of May, 2006, before me, the undersigned, personally appeared             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

/s/ Vicki R. Amendala
Notary Public

Vicki R. Amendala

Notary Public – State of Georgia

Appointed in Barrow County

Commission Expires February 2, 2007

[SIGNATURES CONTINUED ON NEXT PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO FIRST AMENDMENT TO

AGREEMENT OF SPREADER, CONSOLIDATION AND

MODIFICATION OF MORTGAGE AND SECURITY AGREEMENT]

GROUND LESSEE: FISK BUILDING ASSOCIATES L.L.C., a New York limited liability company

By:	/s/ Peter L. Malkin
Peter L. Malkin, Member

UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT

(Within New York State)

State of New York             )

County of New York         ) ss.:

On the 22nd day of May in the year 2006, before me, the undersigned, personally appeared Peter L. Malkin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his capacity, and that by his signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Judy H. Love
Signature and Office of individual taking acknowledgment

Judy H. Love Notary Public, State of New York No. 01LO48xxxxx Qualified in Queens County Commission Expires 11/17/06

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EXHIBIT A

LEGAL DESCRIPTION OF LAND

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